UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 21, 2023
Date of Report (Date of Earliest Event Reported)

ULTRALIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20852	16-1387013
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York 14513
(Address of principal executive offices) (Zip Code)

(315) 332-7100
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.10 par value per share	ULBI	NASDAQ
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangement of Certain Officers

On February 21, 2023, the Board of Directors (the “Board”) of Ultralife Corporation (the “Company”) appointed Janie Goddard as an independent director of the Company effective as of February 21, 2023.

Most recently, Ms. Goddard has served as a Divisional Chief Executive for the Environmental & Analysis Sector at Halma plc. Before joining Halma, Ms. Goddard served as Divisional President of the Detection & Analysis Business Unit at Novanta, where she led a portfolio of solutions for medical device OEMs. Prior to Novanta, Ms. Goddard served in leadership roles at Welch Allyn (acquired by Hill-Rom), Covidien (acquired by Medtronic), and Johnson & Johnson. Ms. Goddard also serves on the board of directors of Methode Electronics, Inc., a public company (NYSE: MEI) that develops and manufactures custom solutions for the transportation (including electric vehicles), industrial and medical markets. She received a B.S. in Business Administration from Washington University in St. Louis and an M.B.A. from Harvard Business School

Ms. Goddard will receive the standard compensation payable to non-employee directors of the Company, which is described in the Company’s 2022 proxy statement filed with the U.S. Securities and Exchange Commission on May 31, 2022. Ms. Goddard will serve on the following committees of the Board: Audit & Finance Committee, Compensation & Management Committee, and Corporate Development & Governance Committee.

There is no arrangement or understanding between Ms. Goddard and any other person pursuant to which she was selected as a director. Ms. Goddard has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On February 22, 2023, the Company issued a press release announcing the appointment of Janie Goddard as an independent director of the Company. A copy of the press release is furnished as Exhibit 99.1 attached hereto.

Item 9.01 Financial Statements, Pro Forma Financials and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release of Ultralife Corporation dated February 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2023		ULTRALIFE CORPORATION

	By:	/s/ Philip A. Fain
Philip A. Fain
Chief Financial Officer and Treasurer